Trimont Real Estate Advisors, LLC

Management's Report on Assessment of Compliance

with SEC Regulation AB Servicing Criteria

Trimont Real Estate Advisors, LLC (the “Asserting Party”) is responsible for assessing compliance as of and for the year ended December 31, 2018 (the “Reporting Period”) with the applicable servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission's Regulation AB as set forth in Exhibit A hereto (the “Applicable Servicing Criteria”). The transactions covered by this report are only those transactions processed by the Asserting Party in capacity as special servicer for the asset backed securities transactions listed in Exhibit B hereto (the “Platform”).

The Asserting Party has used the servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission's Regulation AB to assess its compliance with the Applicable Servicing Criteria for the Reporting Period and has concluded that the Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria as of and for the year ended December 31, 2018 with respect to the Platform.

Grant Thornton LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria as of and for the year ended December 31, 2018 as set forth in this assertion.

Trimont Real Estate Advisors, LLC

February 26, 2019

/s/ Glen Peters

Glen Peters

Chief Financial Officer

Exhibit A
Regulation AB Criteria			JPMCC 2018-MINN	COMM 2012-CCRE2	GSMS 2018-TWR	AHT 2018 Keyes	Bancorp 2018-CRE3	Bancorp 2018-CRE4	GPMT 2018-FL1	GSMS 2018-GS10	JPMC 2018-MBR MZ	CSMC 2017-PFHP	CPLV TRUST 2017-VICI	MSC 2017-ASHF
Section	Description	Criteria	Applicable Criteria
General Servicing Considerations
(d)(1)(i)	Policies and Procedures	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreement.	X	X	X	X	X	X	X	X	X	X	X	X
(d)(1)(ii)	Policies and Procedures (vendors)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.	X7	X7	X7	X7	X7	X7	X7	X7	X7	X7	X7	X7
(d)(1)(iii)	Back-up Servicer	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(d)(1)(iv)	Fidelity Bond

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreement.

			X	X	X	X	X	X	X	X	X	X	X	X
(d)(1)(v)	Accuracy of Information	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X4	X4	X4	X4	X4	X4	X4	X4	X4	X4	X4	X4
Cash Collection and Administration
(d)(2)(i)	2 Days to deposit Payments into Custodial Accounts

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days of receipt, or such other number of days specified in the transaction agreements.

			X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1
(d)(2)(ii)	Wire Transfers	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(d)(2)(iii)	Advances

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

			X2	X1	X2	X2	X2	X2	X1	X1	X2	X2	X2	X2
(d)(2)(iv)	Commingling

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

			X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1
(d)(2)(v)	Federally Insured Institution

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of §240.13k-1(b)(1) of this chapter.  I.3 Each custodial account shall be maintained at a federally insured depository institution in trust for the applicable investor.

			X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1
(d)(2)(vi)	Unissued Checks	Unissued checks are safeguarded so as to prevent unauthorized access.	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1
(d)(2)(vii)	Reconciliations

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations:  (a) are mathematically accurate; (b) are prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (c) are reviewed and approved by someone other than the person who prepared the reconciliation; and (d) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

			X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1
Investor Remittance and Reporting
(d)(3)(i)	Reports to the Investor

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.  Specifically, such reports:
(a) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (b) provide information calculated in accordance with the terms specified in the transaction agreements; (c) are filed with the Commission as required by its rules and regulations; and (d) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.

			N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(d)(3)(ii)	Investor Remittance	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(d)(3)(iii)	Investor's Records	Disbursements made to an investor are posted within two business days to the servicer's investor records, or such other number of days specified in the transaction agreements.	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(d)(3)(iv)	Remittance and Bank Statements	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Pool Asset Administration
(d)(4)(i)	Collateral/ Security on Pool Assets	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1
(d)(4)(ii)	Safeguard Pool Assets	Pool assets and related documents are safeguarded as required by the transaction agreements.	X2	X2	X2	X2	X2	X1	X1	X2	X2	X2	X2	X2
(d)(4)(iii)	Changes to the Pool Assets	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1
(d)(4)(iv)	Obligor's Payment Record

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the applicable servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g. escrow) in accordance with the related pool asset documents.

			N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(d)(4)(v)	Pool Asset Records Match UPB	The servicer’s records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(d)(4)(vi)	Loan Modifications

Changes with respect to the terms or status of an obligor's pool asset (e.g. loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

			X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1
(d)(4)(vii)	Loss Mitigation Actions

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreement.

			X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1
(d)(4)(viii)	Collection Efforts Documented

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment)

			X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1
(d)(4)(ix)	ARMs	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(d)(4)(x)	Escrow Funds

Regarding any funds held in trust for an obligor such funds are (a) analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (b) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (c)returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.

			N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(d)(4)(xi)	Timely Payments

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

			N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(d)(4)(xii)	Late Payment Penalties

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

			N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(d)(4)(xiii)	Obligor's Records

Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

			N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(d)(4)(xiv)	Delinquencies, Charge-offs, and Other Uncollectible Accounts	Delinquencies, Charge-offs, and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(d)(4)(xv)	Any External Enhancement	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of this Regulation AB, is maintained as set forth in the transaction agreements.	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Exhibit A
Regulation AB Criteria			VSD 2017-PLT1	RPT 2017-ROSS	Bancorp 2017-CRE2	CGMS 2017 MDDR	COLD 2017-ICE3	JPM 2016-ASH	2016-225L	BANCORP 2016-CRE1	GSMS 2016-GS3	CGBAM 2015-SMRT MZ	Lone Star 2015 LSP-MZ	WFCG 2015-BXRP
Section	Description	Criteria	Applicable Criteria
General Servicing Considerations
(d)(1)(i)	Policies and Procedures	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreement.	X	X	X	X	X	X	X	X	X	X	X	X
(d)(1)(ii)	Policies and Procedures (vendors)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.	X7	X7	X7	X7	X7	X7	X7	X7	X7	X7	X7	X7
(d)(1)(iii)	Back-up Servicer	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(d)(1)(iv)	Fidelity Bond

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreement.

			X	X	X	X	X	X	X	X	X	X	X	X
(d)(1)(v)	Accuracy of Information	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X2	X4	X4	X4	X4	X4	X4	X4	X4	X4	X4	X4
Cash Collection and Administration
(d)(2)(i)	2 Days to deposit Payments into Custodial Accounts

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days of receipt, or such other number of days specified in the transaction agreements.

			X2	X1	X1	X1	X1	X1	X1	X3	X1	X1	X1	X1
(d)(2)(ii)	Wire Transfers	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(d)(2)(iii)	Advances

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

			X2	X2	X2	X2	X2	X2	X2	X2	X1	X2	X2	X2
(d)(2)(iv)	Commingling

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

			X2	X1	X1	X1	X1	X1	X1	X5	X1	X1	X1	X1
(d)(2)(v)	Federally Insured Institution

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of §240.13k-1(b)(1) of this chapter.  I.3 Each custodial account shall be maintained at a federally insured depository institution in trust for the applicable investor.

			X2	X1	X1	X1	X1	X1	X1	X5	X1	X1	X1	X1
(d)(2)(vi)	Unissued Checks	Unissued checks are safeguarded so as to prevent unauthorized access.	X2	X1	X1	X1	X1	X1	X1	X	X1	X1	X1	X1
(d)(2)(vii)	Reconciliations

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations:  (a) are mathematically accurate; (b) are prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (c) are reviewed and approved by someone other than the person who prepared the reconciliation; and (d) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

			X2	X1	X1	X1	X1	X1	X1	X5	X1	X1	X1	X1
Investor Remittance and Reporting
(d)(3)(i)	Reports to the Investor

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.  Specifically, such reports:
(a) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (b) provide information calculated in accordance with the terms specified in the transaction agreements; (c) are filed with the Commission as required by its rules and regulations; and (d) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.

			N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(d)(3)(ii)	Investor Remittance	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(d)(3)(iii)	Investor's Records	Disbursements made to an investor are posted within two business days to the servicer's investor records, or such other number of days specified in the transaction agreements.	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(d)(3)(iv)	Remittance and Bank Statements	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Pool Asset Administration
(d)(4)(i)	Collateral/ Security on Pool Assets	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X2	X1	X1	X1	X1	X1	X1	X6	X1	X1	X1	X1
(d)(4)(ii)	Safeguard Pool Assets	Pool assets and related documents are safeguarded as required by the transaction agreements.	X2	X2	X2	X2	X2	X2	X2	X2	X2	X2	X2	X2
(d)(4)(iii)	Changes to the Pool Assets	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X2	X1	X1	X1	X1	X1	X1	X8	X1	X1	X1	X1
(d)(4)(iv)	Obligor's Payment Record

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the applicable servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g. escrow) in accordance with the related pool asset documents.

			N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(d)(4)(v)	Pool Asset Records Match UPB	The servicer’s records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(d)(4)(vi)	Loan Modifications

Changes with respect to the terms or status of an obligor's pool asset (e.g. loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

			X	X1	X1	X1	X1	X1	X1	X9	X1	X1	X1	X1
(d)(4)(vii)	Loss Mitigation Actions

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreement.

			X	X1	X1	X1	X1	X1	X1	X10	X1	X1	X1	X1
(d)(4)(viii)	Collection Efforts Documented

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment)

			X	X1	X1	X1	X1	X1	X1	X	X1	X1	X1	X1
(d)(4)(ix)	ARMs	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(d)(4)(x)	Escrow Funds

Regarding any funds held in trust for an obligor such funds are (a) analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (b) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (c)returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.

			N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(d)(4)(xi)	Timely Payments

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

			N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(d)(4)(xii)	Late Payment Penalties

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

			N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(d)(4)(xiii)	Obligor's Records

Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

			N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(d)(4)(xiv)	Delinquencies, Charge-offs, and Other Uncollectible Accounts	Delinquencies, Charge-offs, and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(d)(4)(xv)	Any External Enhancement	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of this Regulation AB, is maintained as set forth in the transaction agreements.	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Key

X1	This criteria is applicable for the securitization; however, there were no loans serviced under this securitization during the reporting period.
X2	With respect to Applicable Servicing Criteria, the securitization was not in scope based on the transaction agreement.
X3	With respect to item 1122(d)(2)(i), this criteria is applicable for the securitization; however, there was no cash collected for loans under the securitization during the reporting period.
X4	With respect to item 1122(d)(1)(v), this criteria is applicable for the securitization; however, there was no aggregation of information related to reporting to external parties.
X5

With respect to item 1122(d)(2)(iv), 1122(d)(2)(v) and 1122(d)(2)(vii), the criteria is applicable for the securitization; however, there were no custodial bank accounts maintained under the securitization during the reporting period.

X6

With respect to item 1122(d)(4)(i), the criteria is applicable for the securitization; however, as special servicer, Trimont was not responsible for maintaining collateral or security on pool assets under the securitization during the reporting period.

X7

With respect to Item 1122(d)(1)(ii), this criteria is applicable for the securitization; however, there were no material servicing activities outsourced to third parties under this securitization during the reporting period.

X8

With respect to item 1122(d)(4)(iii), the criteria is applicable for the securitization; however, there were no additions, removals, or substitutions to the pool assets under the securitization during the reporting period.

X9

With respect to item 1122(d)(4)(vi), the criteria is applicable for the securitization; however, there were no changes to the terms or status of an obligor's pool assets under the securitization during the reporting period.

X10

With respect to item 1122(d)(4)(vii), the criteria is applicable for the securitization; however, there were no loss mitigation or recovery initiated, conducted and or concluded on pool assets under the securitization during the reporting period.

With respect to Applicable Servicing Criteria cells in Exhibit A that are denoted with an "N/A", per review of the respective servicing agreement, the criteria was not in scope for the transaction.

Exhibit B
Name	Transaction	Period of Service
CGBAM 2015-SMRT MZ	Special Servicer for Commercial Mortgage Pass-Through Certificates Series 2014-TISH pursuant to the Pooling and Servicing Agreement dated April 28, 2015	January 1, 2018 - December 31, 2018
Lone Star 2015 LSP-MZ	Special Servicer for Commercial Mortgage Pass-Through Certificates Series Lone Star 2015 LSP-MZ pursuant to the Pooling and Servicing Agreement dated November 13, 2015	January 1, 2018 - December 31, 2018
WFCG 2015-BXRP	Special Servicer for Commercial Mortgage Pass-Through Certificates Series WFCG 2015-BXRP pursuant to the Pooling and Servicing Agreement dated April 1, 2015	January 1, 2018 - December 31, 2018
2016-225L	Special Servicer for Commercial Mortgage Pass-Through Certificates Series 2016-225L pursuant to the Pooling and Servicing Agreement dated February 6, 2016	January 1, 2018 - December 31, 2018
BANCORP 2016-CRE1	Special Servicer for Commercial Mortgage Pass-Through Certificates Series BANCORP 2016-CRE1 pursuant to the Pooling and Servicing Agreement dated December 6, 2016	January 1, 2018 - December 31, 2018
JPM 2016-ASH	Special Servicer for Commercial Mortgage Pass-Through Certificates Series JPM 2016-ASH pursuant to the Pooling and Servicing Agreement dated November 30, 2016	January 1, 2018 - December 31, 2018
225 Liberty Street Trust 2016-225L	Special Servicer for Commercial Mortgage Pass-Through Certificates Series 2016-225L pursuant to the Pooling and Servicing Agreement dated February 6, 2016	January 1, 2018 - December 31, 2018
BANCORP 2016-CRE1	Special Servicer for Commercial Mortgage Pass-Through Certificates Series BANCORP 2016-CRE1 pursuant to the Pooling and Servicing Agreement dated December 6, 2016	January 1, 2018 - December 31, 2018
JPM 2016-ASH	Special Servicer for Commercial Mortgage Pass-Through Certificates Series JPM 2016-ASH pursuant to the Pooling and Servicing Agreement dated November 30, 2016	January 1, 2018 - December 31, 2018
GSMS 2016-GS3	Special Servicer for Commercial Mortgage Pass-Through Certificates Series GSMS 2016-GS3 pursuant to the Pooling and Servicing Agreement dated September 1, 2016	January 1, 2018 - December 31, 2018
Bancorp 2017-CRE2	Special Servicer for Commercial Mortgage Pass-Through Certificates Series Bancorp 2017-CRE2 pursuant to the Pooling and Servicing Agreement dated August 30, 2017	January 1, 2018 - December 31, 2018
CGMS 2017 MDDR	Special Servicer for Commercial Mortgage Pass-Through Certificates Series CGMS 2017 MDDR pursuant to the Pooling and Servicing Agreement dated July 6, 2017	January 1, 2018 - December 31, 2018
COLD 2017-ICE3	Special Servicer for Commercial Mortgage Pass-Through Certificates Series COLD 2017-ICE3 pursuant to the Pooling and Servicing Agreement dated April 28, 2017	January 1, 2018 - December 31, 2018
RPT 2017-ROSS	Special Servicer for Commercial Mortgage Pass-Through Certificates Series RPT 2017-ROSS pursuant to the Pooling and Servicing Agreement dated June 30, 2017	January 1, 2018 - December 31, 2018
CPLV TRUST 2017-VICI	Special Servicer for Commercial Mortgage Pass-Through Certificates Series CPLV 2017-VICI pursuant to the Pooling and Servicing Agreement dated November 30, 2017	January 1, 2018 - December 31, 2018
MSC 2017-ASHF	Special Servicer for Commercial Mortgage Pass-Through Certificates Series MSC 2017-ASHF pursuant to the Pooling and Servicing Agreement dated December 9, 2017	January 1, 2018 - December 31, 2018
CSMC 2017-PFHP	Special Servicer for Commercial Mortgage Pass-Through Certificates Series CSMC 2017-PFHP pursuant to the Pooling and Servicing Agreement dated December 19, 2017	January 1, 2018 - December 31, 2018
VSD 2017-PLT1	Special Servicer for Commercial Mortgage Pass-Through Certificates Series VSD 2017-PLT1 pursuant to the Pooling and Servicing Agreement dated March 10, 2017	January 1, 2018 - December 31, 2018
JPMC 2018-MBR MZ	Special Servicer for Commercial Mortgage Pass-Through Certificates Series JPMC 2018-MBR MZ pursuant to the Pooling and Servicing Agreement dated August 22, 2018	August 22, 2018 - December 31, 2018
GSMS 2018-GS10	Special Servicer for Commercial Mortgage Pass-Through Certificates Series GSMS 2018-GS10 pursuant to the Pooling and Servicing Agreement dated July 1, 2018	July 1, 2018 - December 31, 2018
GPMT 2018-FL1	Special Servicer for Commercial Mortgage Pass-Through Certificates Series GPMT 2018-FL1 pursuant to the Pooling and Servicing Agreement dated May 9, 2018	May 9, 2018 - December 31, 2018
Bancorp 2018-CRE4	Special Servicer for Commercial Mortgage Pass-Through Certificates Series Bancorp 2018-CRE4 pursuant to the Pooling and Servicing Agreement dated September 27, 2018	September 27, 2018 - December 31, 2018
Bancorp 2018-CRE3	Special Servicer for Commercial Mortgage Pass-Through Certificates Series Bancorp 2018-CRE3 pursuant to the Pooling and Servicing Agreement dated March 29, 2018	March 29, 2018 - December 31, 2018
AHT 2018 Keys	Special Servicer for Commercial Mortgage Pass-Through Certificates Series AHT 2018 Keys pursuant to the Pooling and Servicing Agreement dated July 16, 2018	July 16, 2018 - December 31, 2018
GSMS 2018-TWR	Special Servicer for Commercial Mortgage Pass-Through Certificates Series GSMS 2018-TWR pursuant to the Pooling and Servicing Agreement dated July 31, 2018	July 31, 2018 - December 31, 2018
COMM 2012-CCRE2	Special Servicer for Commercial Mortgage Pass-Through Certificates Series COMM 2012-CCRE2 pursuant to the Pooling and Servicing Agreement dated August 1, 2018	January 1, 2018 - December 31, 2018
JPMCC 2018-MINN	Special Servicer for Commercial Mortgage Pass-Through Certificates Series JPMCC 2018-MINN pursuant to the Pooling and Servicing Agreement dated December 7, 2018	December 7, 2018 - December 31, 2018